Exhibit 10.17

Second AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of November 6, 2023 (the “Effective Date”), and is made by and among ICF INTERNATIONAL, INC., a Delaware corporation (“ICF”), ICF CONSULTING GROUP, INC., a Delaware corporation (“Consulting”; and together with ICF, the “Borrowers”), the GUARANTORS (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement (as hereinafter defined)), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 6, 2022, as supplemented by that certain Guaranty Joinder of SemanticBits, LLC, dated as of September 22, 2022 and as amended by that certain Waiver, Acknowledgement, and First Amendment to Amended and Restated Credit Agreement and Other Loan Documents, dated as of May 17, 2023 (as so supplemented and amended and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which to which the Administrative Agent and the Lenders have provided (a) a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $600,000,000, (ii) a $300,000,000 term loan facility, and (iii) a $400,000,000 delayed draw term loan facility; and

WHEREAS, the Loan Parties have requested that the Lenders (i) amend the definition of “Delayed Draw Term Loan Availability Period”, (ii) amend Section 3.5 of the Credit Agreement, and (iii) make certain other amendments and modifications to the Credit Agreement as more fully set forth herein, and the Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement.
2.
Amendments to the Credit Agreement.
(a)
Amendment to Credit Agreement Definition of “Delayed Draw Term Loan Availability Period”.

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The Credit Agreement definition of “Delayed Draw Term Loan Availability Period” is hereby deleted in its entirety and replaced with the following language:

“Delayed Draw Term Loan Availability Period” means the period beginning on the Closing Date and ending on the earlier of (i) the drawing of all Delayed Draw Term Loans pursuant to Section 3.3 [Delayed Draw Term Loan Commitments] and (ii) January 5, 2024.

(b)
Amendment to Credit Agreement Section 3.5.

Section 3.5 [Delayed Draw Term Loan Fee] of the Credit Agreement is hereby deleted in its entirety and replaced with the following language:

3.5 Delayed Draw Term Loan Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Delayed Draw Term Loan Lender, on each Payment Date during the Delayed Draw Term Loan Availability Period, on November 6, 2023, and on the date on which the Delayed Draw Term Loan Commitments shall be permanently reduced or terminated as provided herein, a commitment fee (the “Delayed Draw Term Loan Fee”) at a rate per annum equal to the Commitment Fee rate in effect immediately following the Closing Date pursuant to the definition of Applicable Margin, on the daily amount of such Delayed Draw Term Loan Lender’s unused Delayed Draw Term Loan Commitments; provided, however, that any Delayed Draw Term Loan Fee accrued with respect to a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such Delayed Draw Term Loan Fee shall otherwise have been due and payable by the Borrowers prior to such time; and provided, further, that no Delayed Draw Term Loan Fee shall accrue with respect to the Delayed Draw Term Loan Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. All Delayed Draw Term Loan Fees shall be computed on the basis of a 365 day (or 366 day, as applicable) year for the actual number of days elapsed and shall be paid in Dollars. The Delayed Draw Term Loan Fees due to each Delayed Draw Term Loan Lender shall commence to accrue on the Closing Date, and shall cease to accrue on the last day of the Delayed Draw Term Loan Availability Period. The Administrative Agent shall distribute the applicable Delayed Draw Term Loan Fees among the Delayed Draw Term Loan Lenders pro rata in accordance with their respective Ratable Shares of the total Delayed Draw Term Loan Commitments of all Delayed Draw Term Loan Lenders.

3.
Conditions Precedent. The Loan Parties and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the satisfaction of all the following conditions precedent:
(a)
Amendment. The Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment.

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(b)
Consents. The Loan Parties have obtained all consents and approvals necessary for the execution, delivery and performance of this Amendment and the transactions contemplated hereby.
(c)
Representations and Warranties. All of the representations and warranties of the Loan Parties contained in Section 4 herein shall be true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and all of the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), in each case on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date.
(d)
No Default or Event of Default. No Potential Default or Event of Default shall exist or result from entering into this Amendment.
(e)
Secretary’s Certificate. The Administrative Agent shall have received, with respect to each Loan Party, in form and substance acceptable to the Administrative Agent, a certificate dated as of the date hereof and signed by an Authorized Officer of such Loan Party, certifying as appropriate as to: (a) all actions taken or contemplated to be taken by such Loan Party in connection with this Amendment, (b) the names of the Authorized Officers authorized to sign this Amendment and their true specimen signatures; and (c) copies of such organizational documents as in effect on the date hereof certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing (where applicable) of such Loan Party in the state where organized.
(f)
Fees. The Borrowers shall have paid to the Administrative Agent the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including without limitation, reasonable and documented out-of-pocket fees and costs of the Administrative Agent’s counsel in connection with this Amendment, in addition to any other fees owed as of the Effective Date by any Loan Party to the Administrative Agent or any Lender pursuant to the Credit Agreement, the Administrative Agent’s Letter, or any other Loan Document.
(g)
Miscellaneous. Such other documents, agreements, instruments, deliverables and items, as otherwise deemed necessary by the Administrative Agent.
4.
Representations, Warranties and Covenants. Each Borrower and each Guarantor covenant and agree with, and represent and warrant to, the Administrative Agent and the Lenders as follows:

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(a)
the Borrowers’ and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;
(b)
each Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of such Borrower and such Guarantor, respectively, referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by such Borrower or such Guarantor; any and all actions required or necessary pursuant to such Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower and such Guarantor of the terms and conditions of this Amendment and any other documents contemplated herein; the officers of each Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and, except as would not reasonably be expected to result in a Material Adverse Change, such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any material agreement, instrument, order, writ, judgment, injunction or decree to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or any of its properties is bound, and, except as would not reasonably be expected to result in a Material Adverse Change, all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and any other documents contemplated herein and the transactions contemplated hereby have been obtained by such Borrower and such Guarantor and are full force and effect;
(c)
this Amendment, the Credit Agreement, and the other Loan Documents and any other documents contemplated herein constitute the valid and legally binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(d)
all representations and warranties made by each Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and each Borrower and each Guarantor has

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complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;
(e)
no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents, and, to the best knowledge of each Loan Party, there exist no defenses, offsets, counterclaims or other claims with respect to any Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and
(f)
each Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.
5.
Incorporation into Credit Agreement and Other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement, the Security Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.
6.
Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement, the Security Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
7.
Successors and Assigns. This Amendment shall apply to and be binding upon each Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that (i) no Borrower or Guarantor may assign, transfer or delegate its duties and obligations hereunder and (ii) no Lender may assign or transfer any of its rights and obligations hereunder except in accordance with Section 12.8 [Successors and Assigns] of the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement, the Security Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrowers, the Guarantors, the Administrative Agent and the Lenders.
8.
Reimbursement of Expenses. Each Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable and documented out-of-pocket costs, expenses and disbursements, including without limitation, reasonable and documented out-of-pocket fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith. For the avoidance of

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doubt, the Borrowers and the Guarantors are responsible for their own costs and expenses related to this Amendment.
9.
Reaffirmation. Each of the Loan Parties hereby (i) consents to the execution and delivery of this Amendment; (ii) agrees to be bound hereby; (iii) affirms that, except as expressly provided herein, nothing contained herein shall modify in any respect whatsoever its obligations pursuant to the terms of any of the Loan Documents to which such Loan Party is a party; (iv) acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed (as modified by this Amendment) and (v) ratifies and reaffirms the validity and enforceability of each appointment of the Administrative Agent as its proxy and true and lawful attorney-in-fact in certain specified circumstances as expressly provided under each applicable Loan Document (in each case, in accordance with the terms of such applicable Loan Documents) until the Facility Termination Date and, as of the date hereof, reappoints the Administrative Agent as its proxy and true and lawful attorney-in-fact in certain specified circumstances as expressly provided in accordance with the terms of such applicable Loan Documents until the Facility Termination Date, which appointment is IRREVOCABLE and coupled with an interest, for the purpose of carrying out the provisions of the Loan Documents, as applicable. To the extent any Loan Party has or is hereby granting liens on or security interests in any of its property pursuant to the Security Agreement or any other Loan Document as security for the Obligations, or otherwise has or is hereby guaranteeing the Obligations under or with respect to the Loan Documents, such Loan Party hereby ratifies and reaffirms such guarantee and grant of security interests and liens and represents, warrants and covenants that such security interests and liens hereafter secure all of the Obligations.
10.
Release. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, each Loan Party, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable (collectively, the “Releasors”), jointly and severally with each other Loan Party, releases, remises, acquits and forever discharges the Administrative Agent and each Lender and each of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Released Parties”) of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this Amendment, arising out of or relating to this Amendment or any other Loan Document which the Releasors ever had or now have against any of the Released Parties, including any presently existing claim whether or not presently suspected, contemplated or anticipated. To the fullest extent permitted under Applicable Laws, the foregoing release applies to all Releasor claims, whether based in contract, tort or any other theory, and such release shall extend to each Released Party notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the Restatement (Second) of Torts, of one or more of the Released Parties or by reason of strict liability imposed without fault on any one or more of the Released Parties. Furthermore, each of the Loan Parties hereby covenants and agrees not to bring, commence, prosecute, maintain, or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either in law or equity, in any court or before any other administrative or judicial authority, regarding any claim or cause of action such Person may

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have against the Administrative Agent or any Lender arising on or prior to the date hereof out of, in connection with or in any way relating to any of the Loan Documents.
11.
Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The parties hereto consent to the use of electronic signatures and records with respect to this Amendment.
12.
Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
13.
Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
14.
Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
15.
Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
16.
Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.
17.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

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INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST: BORROWERS

ICF INTERNATIONAL, INC.

By: /s/ James Daniel By: /s/ John Wasson

Name: James Daniel Name: John Wasson

Title: President and Chief Executive Officer

ICF CONSULTING GROUP, INC.

By: /s/ James Daniel By: /s/ Barry Broadus

Name: James Daniel Name: Barry Broadus

Title: Chief Financial Officer

Signature Page to Second Amendment

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GUARANTORS

ICF RESOURCES, L.L.C.

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

ICF INCORPORATED, L.L.C.

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

ICF JONES & STOKES, INC.

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

ICF MACRO, INC.

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

ICF NEXT, INC.

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

INCENTIVE TECHNOLOGY GROUP, LLC

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

CREATIVE SYSTEMS AND CONSULTING L.L.C.

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

Signature Page to Second Amendment

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SEMANTICBITS, LLC

By: /s/ James Daniel By: /s/ Barry Broadus
Name: James Daniel Name: Barry Broadus
 Title: Chief Financial Officer

Signature Page to Second Amendment

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PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By: /s/ Eric H. Williams

Name: Eric H. Williams

Title: Senior Vice President

Signature Page to Second Amendment

BANK OF AMERICA, N.A.

By: /s/ Ena Ukachi

Name: Ena Ukachi

Title: Senior Vice President

Signature Page to Second Amendment

TD BANK, N.A.

By: /s/ Bernadette Collins

Name: Bernadette Collins

Title: Senior Vice President

Signature Page to Second Amendment

WELLS FARGO BANK, N.A.

By: /s/ Tim Favinger

Name: Tim Favinger

Title: Director

Signature Page to Second Amendment

CITIZENS BANK, N.A.

By: /s/ Peggy Sanders

Name: Peggy Sanders

Title: Sr. Vice President

Signature Page to Second Amendment

TRUIST BANK

By: /s/ Anika Kirs

Name: Anika Kirs

Title: Director

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A.

By: /s/ Michael Mastronikolas

Name: Michael Mastronikolas

Title: Vice President

Signature Page to Second Amendment

MUFG BANK, LTD.

By: /s/ Richard Ferrara

Name: Richard Ferrara

Title: Vice President

Signature Page to Second Amendment

HSBC BANK USA, N.A.

By: /s/ Alyssa V. Champion

Name: Alyssa V. Champion

Title: Senior Vice President

Signature Page to Second Amendment

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kelsey Hehman

Name: Kelsey Hehman

Title: Vice President

Signature Page to Second Amendment

UNITED BANK

By: /s/ Larkin Wilsom

Name: Larkin Wilson

Title: Vice President

Signature Page to Second Amendment

FIRST NATIONAL BANK OF PENNSYLVANIA

By: /s/ Douglas T. Brown

Name: Douglas T. Brown

Title: SVP

Signature Page to Second Amendment

ATLANTIC UNION BANK

By: /s/ Matthew Sawyer

Name: Matthew Sawyer

Title: Managing Director

Signature Page to Second Amendment